                                                                      EXHIBIT 99


                          TERM SHEET DATED MAY 7, 1996

                        Green Tree Financial Corporation
                Manufactured Housing Contract Senior/Subordinate
                    Pass-Through Certificates, Series 1997-3
                           $800,000,000 (Approximate)

                              Subject to Revision

SELLER/SERVICER:    Green Tree Financial Corporation ("Green Tree").

TRUSTEE:            Firstar Trust Company, Milwaukee, Wisconsin.

UNDERWRITERS:       Merrill Lynch & Co. (Lead), Lehman Brothers,
                    Salomon Brothers Inc


                                  Ratings           WAL            Exp Final
                  Amount      (Moody's /Fitch)  @ 150% MHP         Maturity
               ------------   ----------------  ----------         ---------
 To Call:
   A-1*        $ 37,000,000        P-1/F-1+         0.38             02/98

   A-2         $117,000,000        Aaa/AAA          1.53             09/99

   A-3         $ 95,000,000        Aaa/AAA          3.01             02/01

   A-4         $125,000,000        Aaa/AAA          5.00             11/03

   A-5         $ 57,000,000        Aaa/AAA          7.28             07/05

   A-6         $105,000,000        Aaa/AAA         10.01             08/09

   A-7         $144,000,000        Aaa/AAA         15.80             01/15

   M-1         $ 60,000,000        Aa3/AA-         10.40             01/15

   B-1         $ 32,000,000        Baa1/BBB+        6.73             06/07

   B-2         $ 28,000,000        Baa1/A          15.17             01/15


To Maturity
   A-7         $144,000,000        Aaa/AAA         17.02             10/22

   M-1         $ 60,000,000        Aa3/AA-         10.83             10/22

   B-2         $ 28,000,000        Baa1/A          N.A.              N.A.


CUT-OFF DATE:                May 1, 1997 (or the date of origination, if later)
EXP. PRICING:                May 8, 1997
EXP. SETTLEMENT:             May 29, 1997
INTEREST/PRINCIPAL:          The 15th day of each month (or if such 15th day is
                             not a business day, the next succeeding business
                             day), commencing on June 16, 1997.

ERISA: Class A Certificates are ERISA eligible, subject to the conditions set forth in the Prospectus Supplement. The Class M-1, B-1 and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not deemed "plan assets".

SMMEA:                       Class A and M-1 Certificates are SMMEA eligible.
                             Class B-1 and B-2 Certificates are not SMMEA eligible.

TAX STATUS:                  The Trust will elect to be treated as a REMIC for
                             federal income tax purposes.

OPTIONAL REDEMPTION:         Less than 10% of the original pool balance
                             outstanding.
---------
* Class A-1 Certificates are expected to be 2a-7 Money Market eligible. A fund should consult with its advisors regarding the eligibility of the Class A-1 Certificates under Rule 2a-7 and the fund's investment policies and objectives.

                                   STRUCTURE

CREDIT ENHANCEMENT:   Class A:    15.0% subordination (Class M-1, B-1, and B-2)
                      & Residual (Class C)
                      Class M-1:  7.5% subordination (Class B-1 and B-2) &
                      Residual (Class C)
                      Class B-1:  3.5% subordination (Class B-2) & Residual
                      (Class C)
                      Class B-2:  Limited Guarantee plus Residual (Class C)

DISTRIBUTIONS:        The Amount Available on each Remittance Date generally
                      includes the sum of (a) payments on the Contracts due and received during the preceding month, (b) prepayments and other unscheduled collections received during the preceding month and (c) all collections of principal on the Contracts received during the current month up to and including the third business day prior to such Remittance
                      Date (but in no event later than the 10th day of the month in which the Remittance Date occurs), minus (d) with respect to all Remittance Dates other than June 16, 1997, all collections of principal on the Contracts received during the preceding month up to but excluding the third business day prior to the preceding Remittance Date (but in no event later than the 10th day of the prior month).
                      The Amount Available will generally be applied first to the distribution of interest on Class A, M-1 and B-1
                      Certificates, then to the distribution of principal on Class A, M-1 and B-1 Certificates, and finally to the distribution of interest and principal on Class B-2
                      Certificates.

INTEREST
(Class A, M-1, B-1):  Interest will be distributable first to each Class of
                      Class A Certificates concurrently, then to the Class M-1 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date. Interest on Class A-1 will accrue on actual/360 basis. Interest on all other Classes will accrue on a 30/360 basis.

                      Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

                      After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1 Liquidation Loss Amount will be distributed to the extent available.

                      The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                      The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

PRINCIPAL
(Class A, M-1, B-1):  After the payment of all interest distributable to Class
                      A, Class M-1 and Class B-1 Certificateholders, principal will be distributed in the following manner.

                      The Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7
                      Certificateholders.

                      The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance and (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                      The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                      The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                      The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after June 2001; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio ( as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 22.50%.

                      The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                      The Class B Percentage for any Remittance Date will equal
                      (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                      The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after June 2001; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%; (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than $16,000,000.

INTEREST
(Class B-2):          Interest on the outstanding Class B-2 Principal Balance
                      will accrue from the Settlement Date, or from most recent
                      Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                      To the extent of (i) the Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                      The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                      Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.


PRINCIPAL
(Class B-2):          The Class B-2 Certificateholders will be entitled to
                      receive principal on each Remittance Date on which: (i) the Class B-1 Principal Balance has been reduced to zero and (ii) the Class B Distribution Test is satisfied, provided however that if the Class A, Class M-1 and Class
                      B-1 Principal Balances have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal.

                      The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date, Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.

LOSSES ON LIQUIDATED
CONTRACTS:            If Net Liquidation Proceeds from Liquidated Contracts in
                      the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract, the shortfall amount will be absorbed by the Class C
                      Certificateholders, then the Monthly Servicing Fee (as long as Green Tree is the Servicer), then the Class B-2
                      Certificateholders, then the Class B-1 Certificateholders, and then the Class M-1 Certificateholders.

CONTRACTS:            The information concerning the Initial Contracts presented below is based on a pool originated through May 1, 1997.
                      Green Tree intends to acquire and sell additional
                      Contracts, which are sufficient to support the balance of Certificates sold, to the Trust by the Closing Date.
                      Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.



                           THE INITIAL CONTRACT POOL

         Number of MHCs in pool:                      14,219
         Wgt. Avg. Contract Rate:                     10.02%
         Range of Rates:                      4.25% - 17.00%
         Wgt. Avg. Orig. Maturity:                  296 mos.
         Range of Orig. Maturity:                22-360 mos.
         Wgt. Avg. Rem. Maturity:                   296 mos.
         Range of Rem. Maturity:                 17-360 mos.
         Avg. Rem Princ. Balance:                 $34,740.98
         Wgt. Avg. LTV                                87.56%
         New/Used:                                   80%/20%
         Park/Private                                32%/68%



              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                                              % of Contract                          % of Contract Pool
                              Number          Pool by Number    Aggregate Principal    by Outstanding
State                      of Contracts        of Contracts     Balance Outstanding  Principal Balance
-----                      ------------        ------------     -------------------  ------------------
NC                             1,419              9.97%           $ 54,535,632.59          11.04%
TX                             1,194              8.39%             41,007,638.30           8.30%
FL                               893              6.27%             35,907,414.91           7.27%
SC                               797              5.61%             29,456,431.61           5.96%
GA                               746              5.25%             26,576,384.83           5.38%
Other States/(1)/              9,170             64.51%            306,498,463.55          62.05%
                              ------            ------            ---------------         ------
    Total                     14,219            100.00%           $493,981,965.79         100.00%
                              ======            ======            ===============         ======

---------------------
(1) Other States category includes those States which constitute less than 5.00% of the outstanding balance of the Initial Pool of Contracts.

                   YEARS OF ORIGINATION OF INITIAL CONTRACTS

                                                                            % of Contract Pool
                                  Number of      Aggregate Principal          by Outstanding
Year of Origination(1)            Contracts      Balance Outstanding         Principal Balance
----------------------            ---------      -------------------         -----------------
1985                                  2            $     41,319.16                 0.01%
1986                                  5                  65,076.59                 0.01%
1987                                  4                  68,921.88                 0.01%
1988                                  6                  85,904.44                 0.02%
1989                                 21                 394,408.51                 0.08%
1990                                  9                 195,036.83                 0.04%
1991                                  7                 169,945.80                 0.03%
1992                                 11                 218,448.56                 0.04%
1993                                 12                 288,897.43                 0.06%
1994                                 65               1,613,308.84                 0.33%
1995                                 88               2,931,983.71                 0.59%
1996                                 89               4,858,932.65                 0.98%
1997                             13,900             483,049,781.39                97.80%
                                 ------            ---------------               ------
       Total                     14,219            $493,981,965.79               100.00%
                                 ======            ===============               ======

             DISTRIBUTION OF ORIGINAL AMOUNTS OF INITIAL CONTRACTS

                                                                               % of Contract Pool
Original Contract              Number of         Aggregate Principal             by Outstanding
Amount (in Dollars)(2)         Contracts         Balance Outstanding            Principal Balance
----------------------         ---------         -------------------           ------------------
Less than $10,000                  759            $  5,964,425.95                     1.21%
$10,000 - $19,999                2,704              41,058,655.28                     8.31%
$20,000 - $29,999                3,645              91,127,309.97                    18.45%
$30,000 - $39,999                2,762              94,927,978.06                    19.22%
$40,000 - $49,999                1,644              73,518,462.89                    14.88%
$50,000 - $59,999                1,074              58,450,868.79                    11.83%
$60,000 - $69,999                  645              41,717,794.42                     8.45%
$70,000 - $79,999                  422              31,539,062.35                     6.38%
$80,000 - $89,999                  234              19,883,022.57                     4.03%
$90,000 - $99,999                  145              13,763,082.19                     2.79%
$100,000 - $109,999                 78               8,191,536.07                     1.66%
$110,000 - $119,999                 46               5,301,607.33                     1.07%
$120,000 - $129,999                 30               3,724,162.06                     0.75%
$130,000 - $139,999                 14               1,879,958.70                     0.38%
$140,000 - $149,999                  5                 720,625.18                     0.15%
$150,000 - $159,999                  3                 462,602.50                     0.09%
$160,000 - $169,999                  1                 163,660.14                     0.03%
$170,000 - $179,999                  5                 871,794.09                     0.18%
$180,000 - $189,999                  0                       0.00                     0.00%
$190,000 - $199,999                  0                       0.00                     0.00%
$200,000 - $249,999                  2                 456,274.17                     0.09%
$250,000 - $299,999                  1                 259,083.08                     0.05%
                                ------            ---------------                   -------
            Total               14,219            $493,981,965.79                   100.00%
                                ======            ===============                   =======

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

(2) The largest original Contract amount is $259,083.08, which represents 0.05% of the Initial Pool Principal Balance.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                           % of Contract Pool
                                       Number of      Aggregate Principal    by Outstanding
Loan-to-Value Ratio(1)                 Contracts      Balance Outstanding   Principal Balance
----------------------                 ---------      -------------------  ------------------
(Less than) 61%                           536          $ 13,956,352.68            2.83%
61 - 65%                                  156             5,153,644.20            1.04%
66 - 70%                                  266             9,043,474.76            1.83%
71 - 75%                                  394            14,819,505.39            3.00%
76 - 80%                                 1180            39,429,055.56            7.98%
81 - 85%                                 1566            54,642,872.32           11.06%
86 - 90%                                 4725           167,895,747.09           33.99%
91 - 95%                                 5396           189,041,313.79           38.27%
Over 95%                                    0                     0.00            0.00%
                                       ------          ---------------          ------
                   Total               14,219          $493,981,965.79          100.00%
                                       ======          ===============          ======



                                 CONTRACT RATES

                                                                       % of Contract Pool
Range of Contracts by                   Number of  Aggregate Principal   by Outstanding
Contract Rate                           Contracts  Balance Outstanding  Principal Balance
-------------                           ---------  ------------------- ------------------
0.00001% - 5.00000%                         6       $    478,270.51           0.10%
5.00001% - 6.00000%                        37          2,083,960.63           0.42%
6.00001% - 7.00000%                       351         26,055,947.60           5.27%
7.00001% - 8.00000%                       748         46,570,966.80           9.43%
8.00001% - 9.00000%                     1,706         87,285,660.26          17.67%
9.00001% - 10.00000%                    1,930         79,173,865.01          16.03%
10.00001% - 11.00000%                   3,151        106,083,393.69          21.48%
11.00001% - 12.00000%                   3,511         95,750,394.07          19.38%
12.00001% - 13.00000%                   1,788         35,731,324.43           7.23%
13.00001% - 14.00000%                     696         11,880,179.15           2.40%
14.00001% - 15.00000%                      25            420,389.40           0.09%
15.00001% - 16.00000%                     247          2,268,525.25           0.46%
16.00001% - 17.00000%                      23            199,088.99           0.04%
Over 17.00001%                              0                  0.00           0.00%
                                       ------       ---------------         ------
                         Total         14,219       $493,981,965.79         100.00%
                                       ======       ===============         ======


                          REMAINING MONTHS TO MATURITY

                                                        % of Contract Pool
                    Number of    Aggregate Principal      by Outstanding
Months Remaining    Contracts    Balance Outstanding    Principal Balance
----------------    ---------    -------------------    ------------------
(Less than) 31            8        $     48,457.92              .01%
       31 - 60          337           2,892,069.64              .59%
       61 - 90          538           7,115,884.28             1.44%
       91 - 120       1,128          16,824,018.36             3.41%
      121 - 150         353           6,703,009.30             1.36%
      151 - 180       2,420          54,229,257.05            10.98%
      181 - 210          36           1,203,077.88              .24%
      211 - 240       2,788          84,499,052.89            17.11%
      241 - 270           3             112,275.17              .02%
      271 - 300        1388          47,170,949.62             9.55%
      301 - 330           0                   0.00             0.00%
      331 - 360        5220         273,183,913.68            55.29%
                     ------        ---------------           ------
         Total       14,219        $493,981,965.79           100.00%
                     ======        ===============           ======

------------------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                       MHP PREPAYMENT SENSITIVITIES/(1)/

                   75% MHP          100% MHP          125% MHP          150% MHP
                WAL/Maturity      WAL/Maturity      WAL/Maturity      WAL/Maturity
               --------------    --------------    --------------    --------------
To Call
A-1             0.58    06/98     0.49    04/98     0.42    03/98     0.38    02/98
A-2             2.38    02/01     2.00    06/00     1.73    01/00     1.53    09/99
A-3             4.79    05/03     4.00    05/02     3.43    08/01     3.01    02/01
A-4             7.88    06/07     6.63    12/05     5.70    10/04     5.00    11/03
A-5            11.19    10/09     9.57    01/08     8.29    08/06     7.28    07/05
A-6            14.74    11/14    12.85    09/12    11.29    01/11    10.01    08/09
A-7            21.49    11/20    19.35    09/18    17.44    09/16    15.80    01/15
M-1            14.95    11/20    13.13    09/18    11.64    09/16    10.41    01/15
B-1            10.40    04/12     8.84    05/10     7.66    10/08     6.73    06/07
B-2            20.71    11/20    18.61    09/18    16.73    09/16    15.17    01/15
To Maturity
A-7            22.43    01/26    20.51    03/25    18.69    02/24    17.02    10/22
M-1            15.28    01/26    13.53    03/25    12.08    02/24    10.83    10/22
B-2             N.A.     N.A.     N.A.     N.A.     N.A.     N.A.     N.A.     N.A.


                  175% MHP          250% MHP          300% MHP          350% MHP
                WAL/Maturity      WAL/Maturity      WAL/Maturity      WAL/Maturity
               --------------    --------------    --------------    --------------
To Call
A-1             0.34    01/98     0.27    11/97     0.24    10/97     0.21    10/97
A-2             1.37    07/99     1.05    01/99     0.92    10/98     0.81    08/98
A-3             2.69    09/00     2.06    12/99     1.79    08/99     1.59    05/99
A-4             4.36    01/03     3.19    04/01     2.75    10/00     2.42    05/00
A-5             6.36    07/04     4.42    05/02     3.68    06/01     3.22    12/00
A-6             8.83    03/08     6.29    04/05     5.13    11/03     4.26    10/02
A-7            14.26    05/13    10.81    10/09     9.13    01/08     7.80    09/06
M-1             9.70    05/13     8.16    10/09     7.43    01/08     6.86    09/06
B-1             6.41    10/06     5.77    05/05     5.49    10/04     5.28    04/04
B-2            13.84    05/13    11.04    10/09     9.70    01/08     8.68    09/06
To Maturity
A-7            15.49    05/21    11.81    10/16    10.00    06/14     8.53    04/12
M-1            10.16    05/21     8.64    10/16     7.93    06/14     7.37    04/12
B-2             N.A.     N.A.     N.A.     N.A.     N.A.     N.A.     N.A.     N.A.

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:


                   Aggregate Principal      Wtd Avg         Wtd Avg          Wtd Avg
Months Remaining   Balance Outstanding   Original Term   Remaining Term   Contract Rate
----------------   -------------------   -------------   --------------   -------------
  0 to 119             7,775,026.07            81               81            11.66%
120 to 179            15,326,320.81           134              134            11.72%
180 to 239            35,937,803.06           186              186            11.18%
240 to 299            50,516,059.57           242              242            10.79%
300 to 359            39,691,000.24           318              318            10.17%
360                  156,771,824.46           360              360             9.23%
                    ---------------
    Total           $306,018,034.21           296              296            10.02%
                    ===============           ===              ===            =====